NUKO INFORMATION SYSTEMS, INC.

                         1996 DIRECTOR STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Stock Option Plan are:

                  o  to attract and retain the best available management;

                  o  to provide additional incentive to Directors; and

                  o  to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following terms have the following meanings:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 5 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g) "Company" means NUKO Information Systems, Inc., a New York corporation.

                  (h) "Continuous Status as a Director" means the employment or consulting relationship in the capacity of Director is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as a Director shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers


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between locations of the Company or between the Company, its Parent, its
Subsidiaries or its successor.

                  (i) "Director" means a duly elected member of the Board or any Parent or Subsidiary of the Company.

                  (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq National Market(TM) of the National Association of Securities Dealers, Inc. (the "National Market"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii) If the Common Stock is quoted on the Nasdaq SmallCap MarketSM (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the closing bid and closing asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or,

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (o) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.


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

                  (p) "Option" means an option granted by the Board under the Plan as set forth in an Option Agreement.

                  (q) "Option Agreement" means a written stock option agreement duly executed on behalf of the Company, delivered to an Optionee, and executed by such Optionee, evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (r) "Optioned Stock" shall mean the authorized but unissued Common Stock subject to an Option.

                  (s) "Optionee" means a Director who has been granted an Option.

                  (t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in subsection 425(e) of the Code.

                  (u) "Plan" means the NUKO Information Systems, Inc. 1996 Director Stock Option Plan as set forth herein.

                  (v) "Public Company" means the Company when the Company has a class of equity securities registered under Section 12 of the Exchange Act.

                  (w) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (y) "Subsidiary" means a subsidiary corporation, whether now or hereafter existing, as defined in subsection 425(f) of the Code.

         3.       Stock Subject to the Plan.

                  (a) The maximum aggregate number of shares which may be optioned and sold under the Plan is One Hundred Thousand (100,000) shares, subject to adjustment as provided for in section 13 below. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares that were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

                  (b) If any shares of Common Stock are delivered to the Company in payment of the exercise price of an Option as provided under section 10 hereof, or if any Option granted under the Plan shall expire or terminate without having been exercised in full for any reason



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


including, without limitation, cancellation, surrender or exchange (whether or not in connection with the regranting or substitution of an Option or otherwise), the unpurchased shares subject to such expired or terminated Option or the shares delivered in payment of an Option, as the case may be, shall immediately become available for the grant of additional Options under the Plan (unless the Plan has terminated).

         4.       Form of Option.

                  (a) Options issued under the Plan may be either Nonstatutory Stock Options or Incentive Stock Options or a combination of both. Whether an Option or a portion thereof is a Nonstatutory Stock Option or an Incentive Stock Option shall be clearly stated in the Option Agreement.

                  (b) Any Incentive Stock Option may be reclassified into a Nonstatutory Stock Option upon the written request of the Optionee and the consent of the Company (which consent may be withheld in the sole discretion of the Administrator) by the amendment of its designation and the deletion or modification of any provision which, under the terms of the Plan, is applicable only to Incentive Stock Options. The number of shares which may be purchased pursuant to an Incentive Stock Option which is so reclassified into a Nonstatutory Stock Option may be increased by amendment but not in excess of the number of additional shares necessary to provide the Optionee with the same economic benefit after federal income taxes upon the exercise of the Option as a Nonstatutory Stock Option as the Optionee would have obtained upon the exercise of the Option as an Incentive Stock Option. In no event shall (i) the provisions of this subsection be interpreted or construed to grant any rights, powers or privileges to reclassify or otherwise amend an Incentive Stock Option to any person or body other than the Administrator; or (ii) any Option Agreement contain any provision which purports to grant any such rights, powers or privileges.

                  (c) With the Optionee's consent, the Administrator may cancel any Option issued under the Plan and issue a new Option to such Optionee.

         5.       Administration of the Plan.

                  (a) Administration with Respect to Directors. With respect to Option grants made to Directors when the Company has a class of equity securities registered under Section 12 of the Exchange Act (in which case the Company shall be referred to herein as a "Public Company"), the Plan shall be administered by (i) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (2) in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to


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


serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused) and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 and Applicable Laws. The foregoing notwithstanding, if, before the grant of Options the Board determines that the Plan shall not be administered so as to qualify as a discretionary plan under Rule 16b-3, then as to all participants, the Plan shall be administered in accordance with subsection (b) below.

                  (b) Administration with Respect to Non-Public Company. With respect to Option grants made when the Company is not a Public Company, the Plan shall be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size (with or without cause) and substitute new members, fill vacancies (however caused) and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         As to Option grants made when the Company is not a Public Company or if the Board determines that the Plan shall not be a discretionary Plan under
Section 16 of the Exchange Act, Directors who are either eligible for Options or have been granted Options may vote on any matters affecting administration of the Plan or the grant of Options pursuant to the Plan; provided, however, no Director shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

                  (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i) to grant Incentive Stock Options, in accordance with
Section 422 of the Code or
Nonstatutory Stock Options;

                        (ii) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                        (iii) to determine whether and to what extent Options are granted hereunder;

                        (iv) to select the Directors to whom Options may be granted hereunder;

                        (v) to determine the number of shares of Common Stock to be covered by

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

each Option granted hereunder;

                        (vi)  to approve forms of Option Agreement;

                        (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria) and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion (and such terms and conditions may differ among Optionees); provided, however, that in the event of a merger or asset sale, the applicable provisions of Section 13(c) of the Plan shall govern vesting acceleration;

                        (viii) to determine whether and under what circumstances an Option may be settled in cash under subsection 11(f) instead of Common Stock;

                        (ix) to reduce the exercise price of an Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall be declined since the date the Option was granted;

                        (x) to construe and interpret the terms of the Plan;

                        (xi) to prescribe, amend and rescind rules and regulations relating to the Plan;

                        (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                        (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

                  (d) Effect of the Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holder of Options granted under the Plan.

         6. Eligibility. Incentive and Nonstatutory Stock Options. Incentive and Nonstatutory Stock Options may be granted to Directors who are employees. Non-employee Directors may be granted only Nonstatutory Stock Options. Directors who have been granted an Option may, if he is otherwise eligible, be granted additional Options.


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

         7.       Limitations.

                  (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value: (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

                  (b) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's management relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate his management relationship at any time, with or without cause.

         8. Term of the Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under
Section 15 of the Plan.

         9. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         10.      Option Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Administrator, but shall be subject to the following:

                        (i)         In the case of an Incentive Stock Option:

                                    (A) granted to an Optionee who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than One Hundred Ten Percent (110%) of the Fair Market Value per Share



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

on the date of grant.

                                    (B) granted to an Optionee, the per Share
exercise price shall be no less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of grant.

                        (ii) In the case of a Nonstatutory Stock Option granted to an Optionee, the per Share exercise price shall be no less than Eighty-five Percent (85%) of the Fair Market Value per Share on the date of Grant.

                  (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of
(i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (a) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (b) have a Fair Market Value on the date of surrender at least equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is being exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (vi) if there is a public market for the Shares and they are registered under the Securities Act of 1933, as amended, delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vii) delivery of an irrevocable subscription agreement for the Shares which irrevocable obligates the Optionee to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement
(viii) any combination of the foregoing methods of payment or (ix) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         If the consideration for the exercise of an Option is the surrender of previously acquired and owned Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Common Stock used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such Common Stock without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. Optionees electing to pay all or part of the exercise price of an Option by delivery of Common Stock shall not be entitled to receive fractional shares to the extent, if any, that the Fair Market Value of such Common Stock exceeds such exercise price, but instead shall be entitled to cash in lieu thereof. Any applicable federal or state withholding tax shall be paid in full in cash by the Optionee to the Company upon the exercise of an Option.

         If the consideration for the exercise of an Option is a promissory note, it shall be a full recourse promissory note executed by the Optionee, bearing interest at a rate (compounded semi-annually) which is not less than the rate required to ensure that there will be no "unstated interest" with respect to the purchase of Shares under an Option, pursuant to the applicable provisions of the Code and the rules and regulations in effect thereunder at the time of purchase, and shall be secured by a pledge of the Shares purchased by the promissory note and additional collateral, if required by the Administrator. In such an instance, the Administrator may retain in escrow the Shares purchased upon exercise of the Option as security for payment of the promissory note. Payment by promissory note may be made only by Directors who are employees.

         11.      Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment consists of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

         Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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

                  (b) Termination of Directorship. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety
(90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. To the extent, after termination, that the Optionee does not exercise the exercisable portion of his or her Option within the time specified in the Notice of Grant, the Option shall terminate, and the Shares covered by such exercisable portion of such Option shall revert to the Plan. Within the limits set forth herein, the Administrator may agree in writing to a longer period for post-termination exercise than set forth in the Notice of Grant, unless prohibited by Applicable Laws.

                  (c) Disability of Optionee. In the event an Optionee's Continuous Status as a Director terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve
(12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. To the extent, after termination, that the Optionee does not exercise the exercisable portion of his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such exercisable portion of such Option shall revert to the Plan. Within the limits set forth herein, the Administrator may agree in writing to a longer period for post-disability exercise than set forth in the Notice of Grant, unless prohibited by Applicable Laws.

                  (d) Death of Optionee. In the event of the death of an
Optionee:

                        (i) If the Optionee dies during the term of his Option, where such Optionee is at the time of his death a Director of the Company and such Optionee, at the date of death shall have been in Continuous Status as a Director since the date of the grant of the Option, the Option may be exercised at any time within six (6) months (or such other period of time not less than six (6) months nor more than twelve (12) months as determined by the Administrator and specified in writing in the Notice of Grant) following the date of death (but in no event later than the expiration of the term of the Option), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death; or


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

                        (ii) If the Optionee dies within three (3) months after the termination of such Optionee's Continuous Status as a Director, then the Option may be exercised at any time within six (6) months (or such other period of time not less than six months nor more than the period that ends twelve (12) months after termination, as determined by the Administrator and specified in writing in the Notice of Grant) following the date of death (but in no event later than the expiration of the term of the Option), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option was vested as of the date of termination. Within the limits set forth herein, the Administrator may agree in writing to a longer period for post-death exercise than set forth in the Notice of Grant, unless prohibited by Applicable Laws.

                  (e) Rule 16b-3. If the Company is a Public Company at the time of grant of an Option, Options granted to persons subject to Section 16(b) of the Exchange Act must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. The foregoing notwithstanding, if the Company is a Public Company and, prior to the grant of any Options to persons subject to Section 16(b) of the Exchange Act, the Administrator determines that the Plan is not intended to be a discretionary plan exempt from Section 16, Option grants to Director subject to Section 16 need not necessarily comply with the restrictions and conditions set forth in Rule 16b-3.

                  (f) Buyout Provisions. The Administrator may, at any time, offer to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         12. Non-transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than be will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         13. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Splits, Dividends, Combinations or Reclassifications. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Option shave yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall effect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any outstanding Options shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board, and may give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, Options shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless, in the case of an Option, the Board determines, in the exercise of its sole discretion and in lieu of such assumption of substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         14. Time of Granting Options or Stock Purchase Rights. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

         15.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the

Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16.      Conditions Upon Issuance of the Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

         17.      Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

         20. Information to Optionees. The Company shall provide each Optionee, while such Optionee has one or more Options outstanding, with copies of all annual reports and other information that are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key officers whose duties in connection with the Company assure their access to equivalent information.

         21. Other Provisions. Notwithstanding the express provisions of the Plan, any Option may be granted on such additional or more restrictive terms as the Administrator shall deem advisable consistent with the Plan.

         22. Registration and Resale. The Plan, the shares of Common Stock subject thereto, and the Options granted thereunder may, in the discretion of the Board, be registered under the Securities Act of 1933, as amended, or qualified for sale under the securities laws of any state. As a condition to the grant of any Option under the Plan or the issuance of shares of Stock upon the exercise thereof, the Board may require that the Optionee agree to comply with such provisions of federal and state securities laws as may be applicable to such grant or issuance or to the sale of shares acquired thereby and deliver to the Company a written agreement in form and substance satisfactory to the Company and its counsel implementing such agreement.

         23. Effective Date of the Plan. The Plan shall become effective upon approval of the Board and shall be subject to stockholder approval, as required by Section 19 above. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.